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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 29, 2004

                 CWABS, INC., (as depositor under the Sale and Servicing Agreement, dated as of September 29, 2004, relating to the Revolving
             Home Equity Loan Asset Backed Notes, Series 2004-L).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)

   Delaware                             333-109272                95-4596514
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 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

4500 Park Granada
Calabasas, California                                 91302
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(Address of Principal                              (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8
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Item 8.01. Other Events.
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Filing of Certain Materials
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     In connection with the issuance by CWABS Revolving Home Equity Loan Trust, Series 2004-L of Revolving Home Equity Loan Asset Backed Notes, Series 2004-L (the "Notes"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Securities for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.

Section 9
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Item 9.01. Financial Statements, Pro Forma Financial
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           Information and Exhibits.
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           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibits:

           8.1 Opinion of Sidley Austin Brown & Wood LLP re Tax Matters.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.



                                                 By: /s/ Celia Coulter
                                                     -----------------
                                                     Name:   Celia Coulter
                                                     Title:  Vice President



Dated:  September 29, 2004

                                 Exhibit Index

Exhibit                                                                 Page
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8.1     Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters         5